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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 31, 2006

                      RIVERSOURCE LIFE INSURANCE COMPANY,
                               FORMERLY KNOWN AS
                          IDS LIFE INSURANCE COMPANY
            (Exact name of registrant as specified in its charter)


           MINNESOTA                     333-114888              41-0823832
 (State or other jurisdiction     Commission File Number        (IRS Employer
       of incorporation)                                     Identification No.)

           55 AMERIPRISE FINANCIAL CENTER
                   MINNEAPOLIS, MN                                  55474
      (Address of principal executive offices)                    (Zip Code)

    Registrant's telephone number, including area code: (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

         The information contained on the Form 8-K electronically filed by IDS Life Insurance Company ("IDS Life") on or about March 22, 2006 (the "March 22, 2006 8-K") relating to the mergers of American Enterprise Life Insurance Company ("AEL") and American Partners Life Insurance Company ("APL") into IDS Life (the "AEL and APL Mergers"), pursuant to the terms of the respective Agreements and Plans of Merger, both dated March 17, 2006 (the "AEL and APL Agreements"), is incorporated herein by reference. The AEL and APL Agreements attached to the March 22, 2006 8-K as Exhibits 99.1 and 99.2 are also incorporated herein by reference.

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION

         On the March 22, 2006 8-K, IDS Life disclosed that it would be changing its name to RiverSource Life Insurance Company, effective December 31, 2006. On April 15, 2006, IDS Life amended its Certificate of
Incorporation, changing its name to RiverSource Life Insurance Company ("RiverSource Life") effective December 31, 2006. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01         OTHER EVENTS

         The Articles of Merger of AEL into IDS Life and APL into IDS Life, filed with the Insurance Department of Indiana on April 21, 2006, and with the Insurance Department of Arizona on October 18, 2006, respectively, provide that the AEL and APL Mergers became effective on December 31, 2006. Pursuant to the AEL and APL Mergers, RiverSource Life has acquired all of AEL's and APL's issued and outstanding shares, property, and debts. In particular, without limiting the foregoing, the Separate Accounts of AEL and APL (the "Separate Accounts") have been transferred to and vested in RiverSource Life as though they had originally been established by it. RiverSource Life will make all required future reports pursuant to Section 15(d) of the Securities Exchange Act of 1934 regarding the Separate Accounts.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.                               DESCRIPTION
--------------------------------------------------------------------------------
3.1               Certificate of Amendment of Certificate of Incorporation of
                  IDS Life Insurance Company, dated April 15, 2006

99.1              Articles of Merger dated March 17, 2006 by and between IDS Life
                  Insurance Company and American Enterprise Life Insurance Company

99.2              Articles of Merger dated March 17, 2006 by and between IDS Life
                  Insurance Company and American Partners Life Insurance Company

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RIVERSOURCE LIFE INSURANCE COMPANY
                                 (formerly known as IDS Life Insurance Company) (REGISTRANT)


                                 By: /s/ Bruce H. Saul
                                     ----------------------------------------
                                          Name:  Bruce H. Saul
                                          Title: Vice President

DATE: January 2, 2007